Exhibit 10.21

Execution Copy

CONVERSION AGREEMENT

This CONVERSION AGREEMENT (this “Agreement”) is made and entered into as of July 8, 2011, by and among Spirit Finance Corporation, a Maryland corporation (together with its successors, the “Company”), and the entities listed as “Lenders” on the signature pages hereto (each, together with its successors and permitted assigns as holders of TLC, a “Lender” and, collectively, the “Lenders”). The Company and the Lenders are each referred to herein as a “Party” and, collectively, as the “Parties”.

W I T N E S S E T H:

WHEREAS, the Company, Redford Holdco, LLC, certain Subsidiaries of the Company, the lenders party thereto from time to time, and Wilmington Trust Company, as administrative agent, are party to that certain Credit Agreement dated as of August 1, 2007, as amended by that certain First Amendment to Credit Agreement dated as of April 30, 2009, and as amended by that certain Second Amendment to Credit Agreement dated as of February 12, 2010 (as so amended, the “Credit Agreement”):

WHEREAS, in connection with the execution and delivery of this Agreement, (i) the Company and the Lenders are amending the Credit Agreement as set forth in that certain Third Amendment to Credit Agreement attached hereto as Exhibit A (the “Third Amendment”: the Credit Agreement as amended by the Third Amendment, and as further amended from time to time in accordance with its terms, the “Amended Credit Agreement”), (ii) the Company and the Lenders are entering into a Registration Agreement in the form attached hereto as Exhibit B (as amended from time to time in accordance with its terms, the “Registration Agreement”), and (iii) the Lenders are entering into a Joinder Agreement in the form attached hereto as Exhibit C (as amended from time to time in accordance with its terms, the “Joinder Agreement”): and

WHEREAS, the Lenders desire to grant the Company an irrevocable right to convert all or any portion of the outstanding principal amount of TLC into newly-issued shares of Common Stock in accordance with and subject to the terms and conditions contained herein.

NOW, THEREFORE, in consideration of the promises and mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto hereby agree as follows:

Section 1. Definitions.

(a) For the purposes of this Agreement, the following terms have the meanings set forth below:

“Accredited Investor” has the meaning set forth in Rule 501 promulgated by the SEC under the Securities Act.

“Ad Hoc Committee Counsel” means Gibson, Dunn & Crutcher LLP.

“Agreement” has the meaning set forth in the preamble hereto.

“Amended Credit Agreement” has the meaning set forth in the recitals hereto.

“Business Day” means any day, other than a Saturday, Sunday or other date on which banks located in New York, New York are closed for business as a result of federal, state or local holiday.

“Call Premium” means, with respect to each Lender, an amount equal to 2% of such Lender’s Ratable Percentage of (i) the aggregate unpaid principal amount of TLC outstanding on the date of this Agreement, minus (ii) the TLC Purchase Amount.

“Capitalization Rate” means a number, expressed as a percentage, equal to the quotient of (i) Net Operating Income, divided by (ii) Enterprise Value.

“Cash” means cash and Cash Equivalents. At any time of determination, Cash of the Company and its Subsidiaries shall be calculated by the Company in good faith, applying GAAP on a basis consistent with the methodologies, practices, estimation techniques, assumptions and principles utilized by the Company in the preparation of the financial statements of the Company and its Subsidiaries.

“Common Stock” means the common stock, $0.01 par value per share, of the Company as constituted on the date hereof and any capital stock into which such common stock shall be exchanged or any capital stock resulting from any reclassification of such common stock.

“Company” has the meaning set forth in the preamble hereto.

“Conversion” has the meaning set forth in Section 3.

“Conversion Option” means the Company’s right to convert TLC into Common Stock pursuant to Section 3.

“Conversion Premium” means 12.00%; provided that for every one basis point increase in the Capitalization Rate above 8.00%, the Conversion Premium shall decrease by two basis points, provided, further, that for every one basis point decrease in the Capitalization Rate below 8.00%, the Conversion Premium shall increase by five basis points; provided, however, that in no event shall the Conversion Premium be greater than 17.00% or less than 10.00%. The following table is an illustration of the Conversion Premium at certain Capitalization Rates:

Capitalization Rate	Conversion Premium
7.00% or less	17.00%
7.10%	16.50%
7.20%	16.00%
7.30%	15.50%
7.40%	15.00%
7.50%	14.50%
7.60%	14.00%
7.70%	13.50%
7.80%	13.00%
7.90%	12.50%

Capitalization Rate	Conversion Premium
8.00%	12.00%
8.10%	11.80%
8.20%	11.60%
8.30%	11.40%
8.40%	11.20%
8.50%	11.00%
8.60%	10.80%
8.70%	10.60%
8.80%	10.40%
8.90%	10.20%
9.00% or greater	10.00%

“Credit Agreement” has the meaning set forth in the recitals hereto.

“Enterprise Value” means an amount equal to the sum of (i) the Equity Value, plus (ii) the aggregate unpaid principal amount of any Indebtedness for borrowed money of the Company and its Subsidiaries of the type indicated in clauses (a), (b), (c), (d), (e), (f) and (h) of the defined term “Indebtedness” in the Amended Credit Agreement outstanding at the time of the consummation of the Qualifying IPO, minus (iii) the aggregate amount of Cash of the Company and its Subsidiaries at the time of the consummation of the Qualifying IPO.

“Equity Value” means an amount equal to the product of (i) the IPO Price, multiplied by (ii) the aggregate number of shares of Common Stock issued and outstanding immediately after the Qualifying IPO (including any shares of Common Stock issued as consideration in connection with the integration of the Management Company pursuant to Section 6.21 of the Amended Credit Agreement).

“Governing Documents” means the articles of incorporation, by-laws, operating agreements, partnership agreements and similar organizational documents, as applicable, of an entity.

“HSR Act” means the United States Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and rules and regulations promulgated thereunder.

“Independent Director” means an individual who qualifies as “independent” under the listing rules of the Securities Exchange.

“IPO” has the meaning set forth in the definition of Qualifying IPO.

“IPO Price” means the price per share at which shares of Common Stock are sold to the public in the Qualifying IPO.

“Joinder Agreement” has the meaning set forth in the recitals hereto.

“Lender” or “Lenders” has the meaning set forth in the preamble hereto (but expressly excludes the Company, any Sponsor or any of their respective Affiliates (including the SPV Purchaser)).

“Lender Lock-Up Period” has the meaning set forth in Section 7(b).

“Lender Share Amount” has the meaning set forth in Section 3.

“Loan Transfer” has the meaning set forth in Section 10.

“Majority Lenders” means one or more Lenders who hold a majority of the unpaid principal amount of TLC outstanding at any given time; provided that any TLC held by the SPV Purchaser, Sponsor or any of their Affiliates shall be disregarded when determining the Majority Lenders.

“Managing Underwriters” has the meaning set forth in Section 7(b).

“Mandatory Conversion” has the meaning set forth in Section 4(a).

“Mandatory Conversion Notice” has the meaning set forth in Section 4(a).

“Material Adverse Effect” shall mean a material adverse effect on (a) the business, operations, property or financial condition of the Company and its Subsidiaries taken as a whole, (b) the ability of the Company to fully and timely perform its obligations under any Conversion Document to which it is a party or (c) the validity or enforceability of this Agreement or any of the other Conversion Documents or the rights, remedies and benefits (taken as a whole) available to, or conferred upon, any Lender hereunder or thereunder.

“Net Operating Income” means Net Operating Income (as defined in the Amended Credit Agreement) for the 12 calendar months immediately preceding the month in which a Qualifying IPO is completed. At any time of determination, Net Operating Income shall be determined on a Pro Forma Basis (as defined in the Amended Credit Agreement) in the same manner as the pro forma financial covenants under the Amended Credit Agreement.

“Option Period” has the meaning set forth in Section 3.

“Party” or “Parties” has the meaning set forth in the preamble hereto.

“Qualifying IPO” means (i) an underwritten public sale of Common Stock pursuant to an effective registration statement filed with the SEC under the Securities Act on Form S-11 (or any successor form thereto adopted by the SEC) (an “IPO”), which (a) involves the listing of such Common Stock on the New York Stock Exchange, (b) does not involve the sale of any shares of Common Stock directly or indirectly held by any Sponsor (other than in its capacity as an underwriter for the offering), (c) involves no more than 10% of such Common Stock being sold to the Sponsors, (d) provides sufficient net proceeds to allow the Company and its Subsidiaries to (1) repay in full in cash the TLB and any unconverted principal amount of TLC, together with accrued and unpaid interest thereon, and all other amounts in respect of TLB and TLC due and payable at such time pursuant the Amended Credit Agreement, (2) pay all transaction expenses related to such IPO, and (3) have as of immediately after such IPO at least $40,000,000 of available funds (whether in the form of unrestricted Cash or undrawn availability under a revolving credit facility), and (e) is governed by an underwriting agreement that requires any underwriters overallotment to (1) be offered at a price per share not less than the IPO Price and

(2) only include shares of Common Stock sold by the Company (and not shares of Common Stock of any Sponsor or Lender); or (ii) any other IPO as to which the Majority Lenders have waived in writing any unsatisfied requirement(s) set forth in the preceding clause (i).

“Ratable Percentage” means, at any time of determination, an amount, expressed as a percentage, equal to the quotient of (i) the aggregate unpaid principal amount of TLC held by a particular Lender at such time, divided by (ii) the total aggregate unpaid principal amount of TLC held by all Lenders at such time.

“Registration Agreement” has the meaning set forth in the recitals hereto.

“Required TLC Lenders” means, at any time, Lenders having more than 50% of the TLC then outstanding.

“SEC” means the United States Securities and Exchange Commission and any governmental body or agency succeeding to the functions thereof.

“Securities Act” means the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations promulgated thereunder, all as amended, modified or supplemented from time to time.

“Securities Exchange” means the national securities exchange on which the Common Stock is listed in connection with a Qualifying IPO.

“Share Amount” means a number of newly issued shares of Common Stock (rounded to the nearest whole share) equal to the product of (i) the sum of (a) one, plus (b) the Conversion Premium (expressed as a decimal), multiplied by (ii) the quotient of (a) the outstanding unpaid principal amount of TLC which the Company elects to convert into newly issued shares of Common Stock pursuant to Section 3. if any, divided by (b) the IPO Price.

“Sponsors” means Macquarie Investment Holdings No. 2 Pty Ltd., Kaupthing Bank HF, Isis Investments Limited, TPG-Axon Partners (Offshore) Ltd., TPG-Axon Partners, LP, OZ Overseas Intermediate Fund, LP, OZ Overseas Intermediate Fund II, LP, OZ Asia Overseas Intermediate Fund, LP, OZ Global Special Investments Intermediate Fund, LP, OZ Domestic Partners, L.P., OZ Domestic Partners II, L.P., OZ Asia Domestic Partners, L.P., OZ Global Special Investments, L.P., MTAA Superannuation Fund (Spirit Finance Corporation) Property Trust, Sunsuper Superannuation Fund, Statewide Superannuation Trust, Prime Super, Nambawan Super, and their respective Affiliates (other than the Company and its Subsidiaries) and the successors and assigns of the foregoing.

“Third Amendment” has the meaning set forth in the recitals hereto.

“TLC Purchase Amount” means $70,000,000.

(b) Capitalized terms used herein, not defined herein and defined in the Amended Credit Agreement shall have the meanings specified therefor in the Amended Credit Agreement.

Section 2. One-Time Cash Payments to Lenders. The Company shall pay, or cause to be paid, to each Lender, by cashier’s or certified check or by wire transfer of immediately available funds to a bank account designated by such Lender in writing to the Company prior to the execution and delivery of this Agreement, the following: (a) on the first Business Day after the date of this Agreement, such Lender’s Call Premium; and (b) on the fifth Business Day after the date of this Agreement, the purchase price for the purchase, at par, by the SPV Purchaser of such Lender’s Ratable Percentage of the TLC Purchase Amount. For the avoidance of doubt, as further described in the Amended Credit Agreement, all TLC held by the SPV Purchaser shall (i) be subordinated to all TLB and all other TLC and (ii) shall not be counted for purposes of determining Required Lenders under the Amended Credit Agreement or the Ratable Percentage hereunder.

Section 3. Conversion Option. Subject to satisfaction (or waiver by the Majority Lenders in writing) of each condition set forth in Section 5, at any time on or prior to the date that is 18 months after the date of this Agreement (such period of time, the “Option Period”), the Company may, in its sole discretion and without any action by any Lender, convert all or any portion of the then outstanding unpaid principal amount of TLC into the Share Amount (with TLC held by each Lender at such time being converted into such Lender’s Ratable Percentage of the Share Amount (rounded to the nearest whole share)), and, in addition to the foregoing, and without regard to a Lender’s Ratable Percentage, in the event of a Mandatory Conversion in connection with a Qualifying IPO, the Company shall elect to convert, and shall convert, the principal amount of TLC specified by each Lender that has delivered a Mandatory Conversion Notice in accordance with Section 4(a) into the applicable Share Amount corresponding thereto (such optional and mandatory conversions, the “Conversion”). The Company shall promptly notify the Lenders of its exercise of the Conversion Option and the aggregate number of shares of Common Stock to be issued to each Lender as a result of the Conversion (with respect to each Lender, the “Lender Share Amount”). The Conversion shall be effected concurrently with, and shall be conditioned upon, the completion of a Qualifying IPO. For the avoidance of doubt, (a) the Conversion shall not be effected upon (i) the completion of an IPO other than a Qualifying IPO or (ii) after the expiration of the Option Period and (b) no TLC held by the SPV Purchaser or any Sponsor or any of their respective Affiliates shall be eligible for the Conversion. At any time of determination of Share Amount, Capitalization Rate, Enterprise Value, Equity Value, Mortgage Debt or Net Operating Income, the Company shall notify the Lenders of such determination and deliver to the Lenders an officer’s certificate signed by the chief financial officer of the Company showing the calculations involved in such determination, and certifying as to the accuracy of such calculations and the components thereof.

Section 4. Alternative Transaction Fee. The Company shall pay, or cause to be paid, to each Lender, by cashier’s or certified check or by wire transfer of immediately available funds to a bank account designated by such Lender in writing, the following amounts, if applicable, as a fee:

(a) if the Company elects to convert less than all of the outstanding TLC in connection with, and upon the occurrence of, a Qualifying IPO during the Option Period (including an IPO as to which the Majority Lenders have waived any unsatisfied conditions set forth herein to the exercise of the Conversion Option), within one Business Day after completion of the Conversion, an amount equal to such Lender’s Ratable Percentage of 2% of the outstanding unpaid principal amount of TLC not converted into Common Stock in connection with such Qualifying IPO (it being understood and agreed that if the Company exercises the Conversion Option with respect to the entire outstanding unpaid principal amount of TLC, no amount shall be paid to any Lender pursuant to this Section 4(a)); provided, however, that, notwithstanding the foregoing, in connection with a Qualifying IPO, any such Lender may cause (a “Mandatory Conversion”) the Company to convert all or any portion of the outstanding unpaid principal amount of TLC not elected to be converted into Common Stock by the Company, in lieu of receipt of such cash payment, by delivering (i) written notice (a “Mandatory Conversion Notice”) to the Company of its election to cause all or a specified portion (as set forth in such notice) of the TLC held by it, and not elected to be converted into Common Stock by the Company, to be converted into Common Stock (and the Company shall thereupon elect to convert such specified amount of TLC held by each Lender so delivering a Mandatory Conversion Notice), and (ii) a certificate confirming the accuracy of such Lender’s representations and warranties in Section 11(d) hereof as of the time of such election, in each case within five Business Days after receipt of written notice from the Company informing the Lenders of the Company’s election to convert less than all of the outstanding TLC in connection with a Qualifying IPO;

(b) if the Company completes an IPO during the Option Period that does not meet all conditions of a Qualifying IPO without notifying the Lenders and soliciting their consent to waiver of the failed conditions so that such non-Qualifying IPO may become a Qualifying IPO by reason of such waiver, if granted, within one Business Day after completion of such non-Qualifying IPO, an amount equal to such Lender’s Ratable Percentage of 2% of the outstanding unpaid principal amount of TLC at the time of such IPO;

(c) if the Company utilizes third party financing to prepay any unpaid principal amount of TLB and TLC during the Option Period and prior to the completion of a Qualifying IPO, within one Business Day after completion of such Qualifying IPO, an amount equal to such Lender’s Ratable Percentage of 2% of the principal amount of TLC that was prepaid prior to the completion of such Qualifying IPO with the proceeds of a third party financing, it being understood that if the Company utilizes operating cash flow of the Company or any of its Subsidiaries to fund the prepayment of TLB and TLC, no amount shall be due and payable pursuant to this Section 4(c); or

(d) if the Company utilizes cash proceeds from asset sales to prepay greater than $150,000,000 of unpaid principal amount of TLB and TLC during the Option Period and prior to the completion of a Qualifying IPO (the principal amount of TLC so prepaid in excess of the TLC’S pro rata share of such $150,000,000 prepayment of TLB and TLC, the “TLC ASP Amount”), within one Business Day after completion of such Qualifying IPO, an amount equal to such Lender’s Ratable Percentage of 2% of the TLC ASP Amount.

In no event shall the aggregate amount, if any, paid to the Lenders pursuant to this Section 4 exceed 2% of the outstanding unpaid principal amount of TLC on the date of this Agreement.

Section 5. Conditions to Effectiveness. This Agreement shall be deemed to be effective as of the date upon which each of the following conditions shall have been satisfied:

(a) the Lenders shall have received executed counterparts to this Agreement from the Company and each Lender;

(b) each condition precedent to the effectiveness of the Third Amendment shall have been satisfied or duly waived the Required Lenders;

(c) each of the representations and warranties in Section 11(a), Section 11(b) and Section 11(d) of this Agreement shall be true, correct and complete in all material respects as of the Effective Date;

(d) the Lenders shall have received (i) a legal opinion of Kirkland & Ellis, LLP, counsel to the Company and its Subsidiaries, in the form attached hereto as Annex A, and (ii) a legal opinion of Ballard Spahr LLP, counsel to the Company and Spirit Pocono Corporation, in the form attached hereto as Annex B;

(e) the initial aggregate principal amount of TLC (prior to giving effect to the TLC Purchase) is equal to or less than $700,000,000; and

(f) no Lender shall individually hold more than $165,000,000 in principal amount of TLC, prior to giving effect to the TLC Purchase.

Section 6. Conditions to Conversion. The Conversion is subject to satisfaction, or waiver by the Majority Lenders in writing, of the following conditions:

(a) the Company shall have filed with the SEC a registration statement on Form S-11 under the Securities Act for a Qualifying IPO on or prior to the first anniversary of the date of this Agreement;

(b) the Company shall be an internally managed real estate investment trust, with general and administrative expenses consistent with past practices in all material respects, taking into account the costs and expenses associated with Spirit Finance Capital Management, LLC prior to the Qualifying IPO;

(c) if between the date of this Agreement and the completion of a Qualifying IPO there is a change in the chief executive officer or chief financial officer of the Company, then the Company shall have informed the Lenders in advance of such proposed change and, before hiring a replacement chief executive officer or chief financial officer, the Company shall have offered the Lenders an opportunity to discuss such proposed change with the Company and meet the replacement chief executive officer and/or chief financial officer candidate(s); provided that if disclosing any such change would materially compromise such hiring process or otherwise create a confidentiality issue for the Company or such candidate(s), this condition shall be satisfied if the three Lenders holding the greatest unpaid principal amount of TLC at such time are informed of such change and offered the opportunity to discuss such change with the Company and meet the replacement chief executive officer and/or chief financial officer candidate(s);

(d) the Company shall have at least one new Independent Director reasonably acceptable to the Majority Lenders;

(e) all reasonable legal fees and expenses of the Ad Hoc Committee Counsel incurred prior to the Conversion in accordance with the Ad Hoc Committee Fee Letter, to the extent invoiced to the Company at least one Business Day in advance of the Conversion, shall have been paid in full;

(f) the Lenders shall have received (i) a legal opinion of Kirkland & Ellis, LLP, counsel to the Company and its Subsidiaries, in the form attached hereto as Annex C, and (ii) a legal opinion of Ballard Spahr LLP, counsel to the Company, in the form attached hereto as Annex D;

(g) the Sponsors and their Affiliates not being entitled to, and they shall not, directly or indirectly, (i) sell any Common Stock in the Qualifying IPO or (ii) receive any fees or other payments in connection with the transactions contemplated hereby or the Qualifying IPO, except (A) Macquarie Capital (USA) Inc. or one of its Affiliates may receive a transaction advisory fee not to exceed $8,000,000 for services performed for the Company in connection with the transactions contemplated by this Agreement, (B) fees or other amounts may be paid to any Affiliate of a Sponsor serving as an underwriter in connection with the Qualifying IPO pursuant to arrangements not more favorable than those applicable to the independent underwriters for the Qualifying IPO or (C) as consented to in writing by the Majority Lenders;

(h) each of the representations and warranties in Section 11(c) of this Agreement shall be true, correct and complete in all material respects as of the Conversion; and

(i) the Company shall have complied with Section 7(a)(i) and Section 7(b)(ii).

Section 7. Other Actions related to Conversion.

(a) Upon the Conversion:

(i) the Company shall issue to each Lender in book-entry form its Lender Share Amount (rounded to the nearest whole share);

(ii) the Company shall pay, or cause to be paid, in accordance with the terms of the Amended Credit Agreement, all outstanding unpaid indebtedness for borrowed money of the Company and its Subsidiaries under the Amended Credit Agreement (other than, for the avoidance of doubt, TLC converted into Common Stock pursuant to the Conversion and other than Loans cancelled pursuant to Section 2.5(d) of the Amended Credit Agreement), including any and all accrued and unpaid interest and fees thereon and including any accrued and unpaid interest on the principal amount of the TLC converted into Common Stock pursuant to the Conversion, and all TLB and TLC held by the Company or any Affiliate, including the SPV Purchaser, shall immediately and automatically, and without further action, be cancelled and cease to be outstanding for any purpose;

(iii) the Lenders shall deliver, or cause to be delivered, to the Company a payoff letter with respect to all Indebtedness under the Amended Credit Agreement, providing the Company with written confirmation that all Liens and all payment obligations with respect to such Indebtedness have been or will be released effective as of the payment in full of such indebtedness as indicated therein (other than indemnities, expense reimbursement and other obligations that expressly survive termination);

(b) On the date of the Conversion or prior thereto:

(i) each Lender shall execute and deliver a written lock-up agreement in customary form addressed to the managing underwriters for the Qualifying IPO (the “Managing Underwriters”), which lock-up agreement shall (i) provide that, without the prior written consent of the Managing Underwriters, such Lender shall not, subject to customary exceptions, sell or otherwise transfer to any Person any Common Stock issued to such Lender pursuant to and upon completion of the Conversion, and shall otherwise be subject to lock-up arrangements, for 180 days (or such shorter period as may be agreed to by the Managing Underwriters) following the consummation of the Qualifying IPO (the “Lender Lock-Up Period”) and (ii) be the same form of agreement (except for the term of the lock- up) as the lock-up agreement entered into by the Sponsor in connection with the Qualifying IPO (which shall include customary exceptions and shall be in form and substance reasonably acceptable to the Majority Lenders); and

(ii) the Company shall cause the Sponsors to execute and deliver a written lock-up agreement in customary form addressed to the Managing Underwriters and the Company, which lock-up agreement shall (i) make the Lenders third party beneficiaries of such agreement pursuant to a document in form and substance reasonably acceptable to the Majority Lenders and (ii) provide that, without the prior written consent of the Managing Underwriters and the Majority Lenders (without giving effect to and disregarding any transferee of the Common Stock issued to the Lenders in the Conversion for purposes of this determination), the Sponsors shall not sell or otherwise transfer to any Person any Common Stock, and shall otherwise be subject to lock-up arrangements, for a period following the consummation of the Qualifying IPO that is 90 days longer than the Lender Lock-Up Period.

Section 8. Expenses. The Company shall pay all of its fees and expenses in connection with this Agreement, the Conversion, a Qualifying IPO, the Third Amendment, the Registration Agreement (except as expressly provided therein), the Joinder Agreement (except as expressly provided therein or in the Amended and Restated Stockholders Rights Agreement, dated November 14, 2007) and all other transactions contemplated hereby and thereby, and the Company shall pay the legal fees and disbursements of the Ad Hoc Committee Counsel, in accordance with the Ad Hoc Committee Fee Letter.

Section 9. Irrevocable Option. Each Lender acknowledges and agrees that the Conversion Option agreed to by such Lender pursuant to this Agreement is absolute and irrevocable, subject only to the terms and conditions of this Agreement.

Section 10. Transfer of TLC. Each Lender hereby agrees that, from the date of this Agreement through the duration of the Option Period, such Lender shall not sell, assign, transfer, pledge or otherwise dispose of, directly or indirectly, all or any portion of its rights (including any voting rights), title or interests in TLC or obligations under the Amended Credit Agreement in respect of TLC, including by virtue of a swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences or ownership of any TLC (each such transaction, a “Loan Transfer”), unless the transferee thereof is an Accredited Investor and an Eligible Assignee that, prior to the consummation of such Loan Transfer, agrees and acknowledges in writing that (a) it has read and understands the terms of this Agreement, (b) effective upon the consummation of the Loan Transfer, it shall be bound by the terms and conditions of, and deemed to constitute, a “Lender” for purposes of, this Agreement and the Amended Credit Agreement, (c) the representations and warranties set forth in Section 11(d) hereof are true and correct with respect to such transferee as of the date of such Loan Transfer, (d) the representations and warranties set forth in Section 11(d)(ii) hereof shall be true and correct with respect to such transferee as of the Conversion (assuming such transferee is a holder of TLC at such time) and such transferee shall remake such representations and warranties at such a time if such transferee is then a holder of TLC, (e) the TLC subject to the Loan Transfer is subject to this Agreement (including the Conversion Option) and the Amended Credit Agreement, and (f) the Loan Transfer does not affect or impair this Agreement (including the Conversion Option) in any respect. This Agreement shall in no way be construed to preclude any Lender from acquiring additional TLC; provided that any additional TLC acquired by a Lender shall be deemed to be subject to the terms of this Agreement. Any Loan Transfer that does not comply with the procedures set forth in this Section 10 shall be deemed void ab initio.

Section 11. Representations and Warranties.

(a) Representations and Warranties of each Party. Each Party represents and warrants, severally and not jointly, to each of the other Parties as follows as of the date of this Agreement:

(i) Power and Authority. It has all requisite power and authority to enter into this Agreement, the Registration Agreement and the Joinder Agreement, carry out the transactions contemplated hereby and thereby, and perform its obligations hereunder and thereunder.

(ii) Authorization. The execution and delivery of this Agreement, the Registration Agreement and the Joinder Agreement, and the performance of its obligations hereunder and thereunder have been duly authorized by all necessary action on its part. Each of this Agreement, the Registration Agreement and the Joinder Agreement has been duly executed and delivered by it and, assuming due authorization, execution and delivery by the other Parties, each of this Agreement, the Registration Agreement and the Joinder Agreement constitutes a valid and binding obligation of it, enforceable in accordance with its terms, except as enforceability may be limited or affected by applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the rights of creditors and except as enforceability may be limited by rules of law governing specific performance, injunctive relief or other equitable remedies.

(b) Representations and Warranties of the Company as of the Date of this Agreement. The Company represents and warrants to each of the Lenders as follows as of the date of this Agreement:

(i) No Approval of Governmental Authority. Assuming the representations and warranties of each Lender set forth in Section 11(d)(ii) hereof are true and correct in all respects as of the date hereof and as of the Conversion, no consent, approval, authorization or order of, or filing, registration or qualification with, any governmental authority, which has not been obtained, taken or made, is required to be obtained or made by the Company under any applicable law in existence as of the date hereof in connection with the entry into of the Conversion Agreement or for the issuance of the Common Stock issuable pursuant to this Agreement or the performance by the Company of its obligations under this Agreement, the Registration Agreement or the Joinder Agreement, except (A) as may be required in connection with any registration under the Registration Agreement of the shares of Common Stock issued pursuant to this Agreement, (B) for any filing of a Form D with the SEC or filings under state securities laws, or (C) for filings, if any, required to be made pursuant to the HSR Act.

(ii) No Conflicts. The execution, delivery, and performance by the Company of this Agreement, the Registration Agreement and the Joinder Agreement and the issuance by the Company of the shares of Common Stock to the Lenders pursuant to this Agreement do not and shall not (A) violate any provision of law, rule or regulation applicable to the Company, (B) conflict with or result in a breach of any provisions of the Company’s Governing Documents, (C) conflict with, or constitute a default under, any Material Contract except to the extent such conflict could not reasonably be expected to result in a Material Adverse Effect or (D) violate any order, judgment, or decree of any court or other governmental authority binding on the Company.

(iii) Not an Investment Company. The Company is not required to be registered as an investment company under the Investment Company Act of 1940, as amended, and the rules and regulations of the SEC promulgated thereunder.

(iv) No Solicitation. None of the Company, its Affiliates, or any Person acting on its or any of their behalf has engaged or will engage, in connection with the offering of the TLC or the Common Stock issuable upon the Conversion, in any form of general solicitation or general advertising within the meaning of Rule 502 under the Securities Act. None of the Company, it Affiliates or any Person acting on its or any of their behalf has, directly or indirectly, solicited any offer to buy or offered to sell, or will, directly or indirectly, solicit any offer to buy or offer to sell, in the United States or to any United States citizen or resident, any security which is or would be integrated with the TLC or the Common Stock issuable upon the Conversion in a manner that would require the TLC or the Common Stock issuable upon the Conversion to be registered under the Securities Act.

(v) Preemptive and Other Rights. The issuance of shares of Common Stock pursuant to this Agreement are not subject to and will not violate any preemptive rights, anti-dilution rights, subscription or purchase rights, rights of first refusal or similar rights.

(c) Representations and Warranties of the Company as of the Conversion. The Company represents and warrants to each of the Lenders as follows as of the Conversion:

(i) No Approval of Governmental Authority. Assuming the representations and warranties of each Lender set forth in Section 11(d)(ii) hereof are true and correct in all respects as of the Conversion, no consent, approval, authorization or order of, or filing, registration or qualification with, any governmental authority, which has not been obtained, taken or made, is required to be obtained or made by the Company under any applicable law in existence as of the date hereof for the issuance of the Common Stock issuable pursuant to this Agreement or the performance by the Company of its obligations under this Agreement, the Registration Agreement or the Joinder Agreement, except (A) as may be required in connection with any registration under the Registration Agreement of the shares of Common Stock issued pursuant to this Agreement, (B) for any filing of a Form D with the SEC or filings under state securities laws, or (C) for filings, if any, required to be made pursuant to the HSR Act.

(ii) No Conflicts. The performance by the Company of this Agreement, the Registration Agreement and the Joinder Agreement and the issuance by the Company of the shares of Common Stock to the Lenders pursuant to this Agreement do not and shall not (A) violate any provision of law, rule or regulation applicable to the Company, (B) conflict with or result in a breach of any provisions of the Company’s Governing Documents, (C) conflict with, or constitute a default under, any Material Contract except to the extent such conflict could not reasonably be expected to result in a Material Adverse Effect or (D) violate any order, judgment, or decree of any court or other governmental authority binding on the Company.

(iii) Shares. The shares of Common Stock issuable pursuant to this Agreement have been duly authorized and, when issued and delivered to the Lenders in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable. The issuance of shares of Common Stock pursuant to this Agreement are not subject to and will not violate any preemptive rights, anti-dilution rights, subscription or purchase rights, rights of first refusal or similar rights.

(iv) Not an Investment Company. The Company is not required to be registered as an investment company under the Investment Company Act of 1940, as amended, and the rules and regulations of the SEC promulgated thereunder.

(v) No Solicitation. None of the Company, its Affiliates, or any Person acting on its or any of their behalf has engaged, in connection with the offering of the Common Stock to be issued upon the Conversion, in any form of general solicitation or general advertising within the meaning of Rule 502 under the Securities Act. None of the Company, it Affiliates or any Person acting on its or any of their behalf has, directly or indirectly, solicited any offer to buy or offered to sell, or will, directly or indirectly, solicit any offer to buy or offer to sell, in the United States or to any United States citizen or resident, any security which is or would be integrated with the Common Stock to be issued upon the Conversion in a manner that would require the Common Stock to be issued upon the Conversion to be registered under the Securities Act.

(d) Representations and Warranties Applicable to each Lender. Each Lender represents and warrants, severally and not jointly, to each of the other Parties as follows as of the date of this Agreement (and, with respect to subsection (ii) below, also as of the Conversion):

(i) Ownership; Loan Transfers. It is a party to the Amended Credit Agreement as a TLC Lender, and it has not entered into any agreement to make a Loan Transfer that is inconsistent with Section 10 hereof.

(ii) Accredited Investor and Related Matters. It (A) is an Accredited Investor, (B) is acquiring its interest in the TLC and the shares of Common Stock to be issued to it hereunder upon the Conversion for its own account and not with a view to or for sale in connection with any distribution thereof in violation of the registration provisions of the Securities Act or the rules and regulations promulgated thereunder, (C) is aware that it must bear the economic risk of such investment, and (D) can afford to bear such economic risk and can afford to suffer the complete loss of its investment hereunder. It acknowledges that its interest in the TLC may be, and the shares of Common Stock to be issued upon the Conversion will be, “restricted securities” under the federal securities laws, have not been registered under the Securities Act or any state securities or “blue sky” laws and may not be sold except pursuant to an effective registration statement thereunder or an exemption from registration under the Securities Act and applicable state securities laws, and the certificates evidencing the Common Stock to be issued upon the Conversion shall bear a legend to the foregoing effect. It acknowledges that it has adequate information concerning the business and affairs of the Company and its Subsidiaries to make an informed decision regarding the Conversion and has independently, and without reliance upon the Company or its Subsidiaries, Affiliates or representatives and based upon such information it deems appropriate, made its own analysis and decision to enter into this Agreement, except that it has relied upon the representations, warranties, agreements and covenants of the Company and the other Lenders contained in this Agreement.

Section 12. TLB Related Matters. Each Lender hereby covenants and agrees with each other Lender that it shall not vote in favor of or consent to any amendment, waiver consent or any other modification under Section 10.1 of the Amended Credit Agreement, whether in its capacity as a TLB Lender or a TLC Lender, in any manner that would have the effect of depriving any holder of TLC of the rights, benefits or privileges under this Agreement or any other Conversion Document.

Section 13. Governmental Approval.

(a) It is the intention of the parties hereto that the Conversion not be subject to the reporting requirements of the HSR Act or any other competition law.

(b) At any time after the filing by the Company of a registration statement under the Securities Act with respect to a Qualifying IPO, the Company may request that any Lender promptly (but in any event within five (5) Business Days thereafter) deliver to the Company a certificate detailing such Lender’s (including all entities included within the “ultimate parent entity” of such Lender, as defined in the HSR Act) then current holdings of TLC and the maximum amount of TLC such Lender reasonably expects to hold between such date and the date the Company expects to complete the Qualifying IPO (it being understood and agreed that, if such Lender’s TLC holdings at any time exceed the maximum amount of TLC holdings specified in such certificate, such Lender shall promptly (but in any event within two (2) Business Days thereafter) deliver written notice to the Company advising the Company of such increased holdings).

(c) If the issuance of shares of Common Stock to any Lender upon the Conversion would require any pre-acquisition notification or the like to be filed under the HSR Act or any other competition law, such Lender, at its option, shall:

(i) (A) sell such of its TLC holdings prior to the completion of the Qualifying IPO as may be necessary to ensure that no such notifications or the like are required to be filed with respect to the issuance of shares of Common Stock to such Lender upon the Conversion (it being understood and agreed that if such amount of TLC holdings is not sold by such Lender prior to the date of the Qualifying IPO, the Company shall have the right to cause the SPV Purchaser to purchase such amount of TLC holdings for $1 immediately prior to the completion of the Qualifying IPO) and (B) not acquire any additional TLC holdings until the earlier to occur of (x) the expiration of the Option Period and (y) the date on which the Company notifies such Lender in writing that it has elected to not proceed with the Qualifying IPO; or

(ii) file, or cause to be filed, any such notifications or the like required to be filed under the HSR Act and other competition laws applicable to the issuance of shares of Common Stock to such Lender upon the Conversion; provided that, with respect to this clause (ii), if all waiting periods (and any extensions thereof) under the HSR Act applicable to the issuance of shares of Common Stock to such Lender upon the Conversion shall not have expired or otherwise been terminated at least five (5) Business Days prior to the expected completion date of the Qualifying IPO (as reasonably estimated by the Company in good faith and determined in consultation with the managing underwriter(s) for the Qualifying IPO and such Lender), such Lender shall (A) sell such amount of its TLC holdings, as reasonably determined by the Company, prior to the completion of the Qualifying IPO which would have meant that no such notifications or the like reasonably would have been required to be filed with respect to the issuance of shares of Common Stock to such Lender upon the Conversion (it being understood and agreed that if such amount of TLC holdings is not sold by such Lender prior to the date of the Qualifying IPO, the Company shall have the right to cause the SPV Purchaser to purchase such amount of TLC holdings for $1 immediately prior to the completion of the Qualifying IPO) and (B) not acquire any additional TLC holdings until the earlier to occur of (x) the expiration of the Option Period and (y) the date on which the Company notifies such Lender in writing that it has elected to not proceed with the Qualifying IPO.

(d) With respect to any such filings under the HSR Act, any such Lender and the Company shall seek early termination of the waiting period under the HSR Act. Any such Lender and the Company shall reasonably cooperate with each other in making any such filings related to the HSR Act, including by providing such information and materials reasonably requested by the other related to such filings. In addition, any such Lender and the Company shall use their respective reasonable best efforts to respond to any requests for additional information made by any agencies and to cause the waiting periods or other requirements under the HSR Act and all other applicable competition laws to terminate or expire at the earliest possible date and to resist in good faith, at each of their respective cost and expense, any assertion that the transactions contemplated hereby constitute a violation of the antitrust laws, all to the end of expediting consummation of the Conversion. Any such Lender and the Company shall consult with the other prior to any meetings (by telephone or in person) with the staff of the Federal Trade Commission, the United States Department of Justice or any other regulatory agency, and such Lender and the Company shall have the right to have a representative present at any such meeting.

Section 14. Survival. The representations, warranties, covenants and agreements made herein or in any certificates or documents executed in connection herewith shall survive the execution and delivery hereof and the consummation of the transactions contemplated hereby.

Section 15. Governing Law, Jurisdiction; Waiver of Jury Trial.

(a) This Agreement, and all claims or causes of action (whether at law or in equity, in contract or in tort) that may be based upon, arise out of or relate to this Agreement or the negotiation, execution or performance hereof, shall be governed by and construed in accordance with the laws of the State of New York, regardless of the laws that might otherwise govern under applicable principles of conflict of laws of the State of New York.

(b) EACH OF THE PARTIES AGREES THAT JURISDICTION AND VENUE IN ANY SUIT, ACTION OR PROCEEDING BROUGHT BY ANY PARTY PURSUANT TO THIS AGREEMENT SHALL PROPERLY AND EXCLUSIVELY LIE IN A STATE OR FEDERAL COURT WITHIN THE CITY OF NEW YORK, BOROUGH OF MANHATTAN. EACH PARTY ALSO AGREES NOT TO BRING ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT IN ANY OTHER COURT. BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH

PARTY IRREVOCABLY SUBMITS TO THE JURISDICTION OF SUCH COURTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY WITH RESPECT TO SUCH SUIT, ACTION OR PROCEEDING. EACH OF THE PARTIES IRREVOCABLY AGREES THAT VENUE WOULD BE PROPER IN SUCH COURT, AND HEREBY WAIVES ANY OBJECTION THAT ANY SUCH COURT IS AN IMPROPER OR INCONVENIENT FORUM FOR THE RESOLUTION OF SUCH SUIT, ACTION OR PROCEEDING.

(c) EACH OF THE PARTIES HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION (I) ARISING UNDER THIS AGREEMENT OR (II) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES IN RESPECT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS RELATED HERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY, OR OTHERWISE. EACH OF THE PARTIES HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT THE PARTIES MAY FILE AN ORIGINAL COUNTERPART OF A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

Section 16. Notices. All demands, notices, requests, consents, and communications hereunder shall be in writing and shall be deemed to have been duly given if delivered personally or by courier service, messenger, facsimile, electronic transmission (including email), or if duly deposited in the mail, by certified or registered mail, postage prepaid-return receipt requested, and shall be deemed to have been duly given or made: (a) upon delivery, if delivered personally or by courier service or messenger, in each case with record of receipt; (b) upon transmission with confirmed delivery, if sent by facsimile or electronic transmission (including email); or (c) when received after being sent by certified or registered mail, postage pre-paid, return receipt requested, to the following addresses, or such other addresses as may be furnished hereafter by written notice to the other Parties:

If to the Company:

Spirit Finance Corporation

14631 N. Scottsdale Road

Suite 200

Scottsdale, AZ 85254

Attention:	Chief Executive Officer and President
Facsimile:	(480) 606-0826

with a copy to:

Kirkland & Ellis LLP

300 North LaSalle Street

Chicago, IL 60654

Attention:	Matthew E. Steinmetz, P.C. Christopher Butler, P.C. Ted M. Frankel
Facsimile:	(312) 862-2200
Email:	matthew.steinmetz@kirkland.com christopher.butler@kirkland.com ted.frankel@kirkland.com

If to a Lender:

To the address, facsimile number or email address set forth below the applicable Lender’s signature on the signature pages hereto.

with a copy to:

Gibson, Dunn & Crutcher LLP

200 Park Avenue

New York, NY 10166

Attention:	Robert L. Cunningham
Facsimile:	(212) 351-5208
Email:	rcunningham@gibsondunn.com

Section 17. Amendment; Waiver. Except as otherwise provided herein, the provisions of this Agreement may be amended, modified or waived only with the prior written consent of the Company and the Majority Lenders; provided that no such amendment, modification or waiver that would materially and adversely affect a Lender (other than Sponsor or any Affiliate of the Company) in a manner materially different than any other Lender shall be effective against such Lender without the consent of such Lender. The failure or delay of any Person to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of such Person thereafter to enforce each and every provision of this Agreement in accordance with its terms. A waiver or consent to or of any breach or default by any Person in the performance by that Person of its obligations under this Agreement shall not be deemed to be a consent or waiver to or of any other breach or default in the performance by that Person of the same or any other obligations of that Person under this Agreement.

Section 18. Entire Agreement. This Agreement, the Amended Credit Agreement, the Registration Agreement and the Joinder Agreement constitute the full and entire understanding and agreement among the Parties with regard to the subject matter hereof, and supersede all prior agreements, whether written or oral, with respect to the subject matter hereof.

Section 19. Headings; Construction; Interpretation. The headings of the paragraphs and subparagraphs of this Agreement are inserted for convenience only and shall not affect the interpretation hereof. The language used in this Agreement shall be deemed to be the language chosen by the Parties to express their mutual intent, and no rule of strict construction shall be applied against any Person. For the purposes hereof, words in the singular shall be held to include the plural and vice versa and words of one gender shall be held to include the other gender as the context requires. Unless the context clearly indicates otherwise, any reference to a “Section” or “Exhibit” shall be deemed to refer to a section of, or exhibit to, this Agreement. The words “hereof,” “herein” and “hereunder” and words of similar import refer to this Agreement as a whole and not to any particular provision of this Agreement unless context clearly indicates otherwise. The word “including” or any variation thereof means “including, without limitation” and shall not be construed to limit any general statement that it follows to the specific or similar items or matters immediately following it. All references to “dollars” or “$” shall be deemed references to United States dollars. The word “or” shall not be exclusive.

Section 20. Successors and Assigns. This Agreement is intended to bind and inure to the benefit of the Parties and their respective permitted successors and assigns.

Section 21. Specific Performance. Each Party recognizes and acknowledges that a breach by it of any covenants or agreements contained in this Agreement will cause the other Parties to sustain damages for which such other Parties would not have an adequate remedy at law for money damages, and therefore each Party agrees that, in the event of any such breach, such other Parties shall be entitled to the remedy of specific performance of such covenants and agreements and injunctive and other equitable relief in addition to any other remedy to which such Parties may be entitled at law or in equity.

Section 22. Several, Not Joint, Obligations. Except as otherwise specifically set forth herein, the agreements, representations and obligations of the Parties under this Agreement are, in all respects, several and not joint.

Section 23. Remedies Cumulative. All rights, powers and remedies provided under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise of any right, power or remedy thereof by any Party shall not preclude the simultaneous or later exercise of any other such right, power or remedy by such Party.

Section 24. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which shall constitute one and the same agreement. Delivery of an executed signature page of this Agreement by facsimile or electronic transmission (including by email with a “.pdf” file attached) shall be as effective as delivery of a manually executed original signature page of this Agreement. Upon request by any other Party hereto, any Party that delivers a counterpart by facsimile or electronic transmission shall also deliver a manually executed original signature page of this Agreement to such requesting Party.

Section 25. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction, and any such prohibited or unenforceable provision shall be deemed reformed and construed so that it will be valid, legal and enforceable and not prohibited to the maximum extent permitted by applicable law.

Section 26. No Third-Party Beneficiaries. Unless expressly stated herein, this Agreement shall be solely for the benefit of the Parties, and no other person or entity shall be a third party beneficiary hereof.

Section 27. Time of the Essence. Time is of the essence with respect to all provisions of this Agreement that specify a time for performance.

[Signature Pages Follow]

IN WITNESS WHEREOF, the Parties have duly executed and delivered this Agreement of the date first above written.

THE COMPANY:

SPIRIT FINANCE CORPORATION

By:	/s/ Michael A. Bender

Name:	Michael A. Bender
Title:	Chief Financial Officer

Signature Page to Conversion Agreement

AMMC CLO III, LIMITED
	By:	American Money Management Corp., as Collateral Manager

By:	/s/ Kenneth J. Bushman

Name:	Kenneth J. Bushman
Title:	Vice President

Address:	One East 4th Street, 3rd Floor
Cincinnati, OH 45202
Attention:	David J. Dickman
Facsimile:	(513) 579-2910
Email:	ddickman@amfin.com

Signature Page to Conversion Agreement

AMMC CLO IV, LIMITED
	By:	American Money Management Corp., as Collateral Manager

By:	/s/ Kenneth J. Bushman

Name:	Kenneth J. Bushman
Title:	Vice President

Address:	One East 4th Street, 3rd Floor
Cincinnati, OH 45202
Attention:	David J. Dickman
Facsimile:	(513) 579-2910
Email:	ddickman@amfin.com

Signature Page to Conversion Agreement

AMMC CLO VI, LIMITED
	By:	American Money Management Corp., as Collateral Manager

By:	/s/ Kenneth J. Bushman

Name:	Kenneth J. Bushman
Title:	Vice President

Address:	One East 4th Street, 3rd Floor
Cincinnati, OH 45202
Attention:	David J. Dickman
Facsimile:	(513) 579-2910
Email:	ddickman@amfin.com

Signature Page to Conversion Agreement

AMMC VII, LIMITED
	By:	American Money Management Corp., as Collateral Manager

By:	/s/ Kenneth J. Bushman

Name:	Kenneth J. Bushman
Title:	Vice President

Address:	One East 4th Street, 3rd Floor
Cincinnati, OH 45202
Attention:	David J. Dickman
Facsimile:	(513) 579-2910
Email:	ddickman@amfin.com

Signature Page to Conversion Agreement

AMMC VIII, LIMITED
	By:	American Money Management Corp., as Collateral Manager

By:	/s/ Kenneth J. Bushman

Name:	Kenneth J. Bushman
Title:	Vice President

Address:	One East 4th Street, 3rd Floor
Cincinnati, OH 45202
Attention:	David J. Dickman
Facsimile:	(513) 579-2910
Email:	ddickman@amfin.com

Signature Page to Conversion Agreement

ANCHORAGE CAPITAL MASTER OFFSHORE LTD.
By:	ANCHORAGE CAPITAL GROUP, LLC. ITS INVESTMENT MANAGER

By:	/s/ MICHAEL AGLIALORO

Name:	MICHAEL AGLIALORO
Title:	Executive Vice President

Address:	610 BROADWAY, 6th Fl.
NEW YORK, NY
10012
Attention:	ANNE-MARIE KIM
Facsimile:	212-432-4651
Email:	loanclosers@anchoragecap.com

Signature Page to Conversion Agreement

Associated British Food Pension Scheme
By: BEACH POINT CAPITAL MANAGEMENT, LP AS INVESTMENT MANAGER

By:	/s/ CARL GOLDSMITH

Name:	CARL GOLDSMITH
Title:	SENIOR PORTFOLIO MANAGER

Address:	BEACH POINT CAPITAL MANAGEMENT, LP
1620 26TH STREET, SUITE 6000N
SANTA MONICA, CALIFORNIA
90404 USA
Attention:	MICHAEL HAYNES
Facsimile:	212-867-3156
Email:	MNAYNES@BEACHPOINTCAPITAL.COM

Signature Page to Conversion Agreement

Bank of America, N.A.

By:	/s/ Erik S. Grossmen

Name:	Erik S. Grossmen
Title:	Vice President

Address:	214 N. Tyron St. NC1-027-15-01
Charlotte, NC 28255
Attention:	Stacy Lai
Facsimile:	704-409-0768
Email:	Stacy.lai@baml.com

Signature Page to Conversion Agreement

Barclays Bank PLC

By:	/s/ Gez Jordan

Authorized Signatory
Name:	Gez Jordan
Title:	Vice President

Address:

Attention:
Facsimile:
Email:

Signature Page to Conversion Agreement

BATTALION CLO 2007-I, LTD.,

By	BRIGADE CAPITAL MANAGEMENT LLC As Collateral Manager

	By:	/s/ Joanna Bensimon
	Name:	Joanna Bensimon
	Title:	Associate

	Address:	330e 39th street, 16 Floor
new york, ny 10022
	Attention:	Joanna Bensimon
Facsimile:
	Email:	JB@brigadecapital.com

Signature Page to Conversion Agreement

BEACH POINT DISTRESSED MASTER FUND, LP
By: BEACH POINT CAPITAL MANAGEMENT, LP AS INVESTMENT MANAGER

By:	/s/ CARL GOLDSMITH
Name:	CARL GOLDSMITH
Title:	SENIOR PORTFOLIO MANAGER

Address:	BEACH POINT CAPITAL MANAGEMENT, LP
1620 26TH STREET, SUITE 6000N
SANTA MONICA, CALIFORNIA
90404 USA
Attention:	MICHAEL HAYNES
Facsimile:	212-867-3156
Email:	MHAYNES@BEACHPOINTCAPITAL.COM

Signature Page to Conversion Agreement

Beach Point SCFI L.P.

By: BEACH POINT CAPITAL MANAGEMENT, LP AS INVESTMENT MANAGER

By:	/s/ CARL GOLDSMITH
Name:	CARL GOLDSMITH
Title:	SENIOR PORTFOLIO MANAGER

Address:	BEACH POINT CAPITAL MANAGEMENT, LP
1620 26TH STREET, SUITE 6000N
SANTA MONICA, CALIFORNIA
90404 USA
Attention:	MICHAEL HAYNES
Facsimile:	212-867-3156
Email:	MHAYNES@BEACHPOINTCAPITAL.COM

Signature Page to Conversion Agreement

Beach Point Total Return Master Fund, LP
By: BEACH POINT CAPITAL MANAGEMENT, LP AS INVESTMENT MANAGER

By:	/s/ CARL GOLDSMITH
Name:	CARL GOLDSMITH
Title:	SENIOR PORTFOLIO MANAGER

Address:	BEACH POINT CAPITAL MANAGEMENT, LP
1620 26TH STREET, SUITE 6000N
SANTA MONICA, CALIFORNIA
90404 USA
Attention:	MICHAEL HAYNES
Facsimile:	212-867-3156
E-mail:	MHAYNES@BEACHPOINTCAPITAL.COM

Signature Page to Conversion Agreement

BP-OPPORTUNITIES FUND LP

By: BEACH POI NT CAPITAL MANAGEMENT, LP AS INVESTMENT MANAGER

By:	/s/ CARL GOLDSMITH
Name:	CARL GOLDSMITH
Title:	SENIOR PORTFOLIO MANAGER

Address:	BEACH POINT CAPITAL MANAGEMENT, LP
1620 26TH STREET, SUITE 6000N
SANTA MONICA, CALIFORNIA
90404 USA
Attention:	MICHAEL HAYNES
Facsimile:	212-867-3156
Email:	MHAYNES@BEACHPOINTCAPITAL.COM

Signature Page to Conversion Agreement

Brentwood CLO, Ltd.,

By	Highland Capital Management, L.P., As Collateral Manager
By: Strand Advisors, Inc., Its General Partner

By:	/s/ Jason Post

Name:	Jason Post
Title:	Operation’s Director

Address:	13455 Noel Road, Suite 800
Dallas, Texas 75240
Attention:	Jason Post
Facsimile:	972-628-4147
Email:	jpost@hcmlp.com

Signature Page to Conversion Agreement

Citadel Securities Trading LLC

By:	/s/ Paul Vigilante
Name:	Paul Vigilante
Title:	Authorized Signatory

Address:	601 Lexington Ave
29th Floor
New York, NY 10022
Attention:	Erin Finegan
Facsimile:	212-220-1105
Email:	Loanclosers@citadelsecurities.com

Signature Page to Conversion Agreement

CREDIT SUISSE LOAN FUNDING LLC

By:	/s/ Michael Wotanowski
Name:	Michael Wotanowski
Title:	Director

Address:	One Madison Avenue
New York, NY 10010

/s/ Robert Healey
Robert Healey
Authorized Signatory

Attention:	Ashwinee Sawh
Facsimile:	214-442-5186
Email:	americas.loandocs@credit-suisse.com

Signature Page to Conversion Agreement

Deutsche Bank AG Cayman Islands Branch
By: DB Services New Jersey, Inc.

By:	/s/ Deirdre Cesario
Name:	Deirdre Cesario
Title:	Assistant Vice President
Address:	Deutsche Bank AG Cayman Islands Branch
c/o DBServices New Jersey, Inc.
100 Plaza One Fl 2
Mail Stop JCY 03-0299
Jersey City, NJ 07311
Attention:	Edward Schaffer
Facsimile:	732-380-3359
Email:	db.docs@db.com

By:	/s/ Angelina Quintana
Angelina Quintana
Assistant Vice President

Signature Page to Conversion Agreement

Eastland CLO, Ltd.,

By	Highland Capital Management, L.P., As Collateral Manager
	By:	Strand Advisors, Inc., Its General Partner

By:	/s/ Jason Post

Name:	Jason Post
Title:	Operations Director

Address:	13455 Noel Road, Suite 800
Dallas, Texas 75240
Attention:	Jason Post
Facsimile:	972-628-4147
Email:	jpost@hcmlp.com

Signature Page to Conversion Agreement

EMPYREAN INVESTMENTS, LLC

By:	/s/ RYAN MAYETANI
Name:	RYAN MAYETANI
Title:	AUTHORIZED SIGNATORY

Address:	10250 CONSTELLATION BLVD.
SUITE 2950
LOS ANGELES, CA 90067
Attention:
Fascimile:	310-843-4915
Email:	rmayetani@empyrean.com

Signature Page to Conversion Agreement

Genesis CLO 2007-1 Ltd.,

By	GLG Ore Hill LLC, its Collateral Manager

	By:	/s/ Marshall E. Stearns

	Name:	Marshall E. Stearns
	Title:	Managing Director

	Address:	650 5th Avenue 9th Floor
New York, NY 10019
	Attention:	Ed Stearns
	Facsimile:	212-389-2332
	Email:	genesisfax@orehill.com

Signature Page to Conversion Agreement

Gleneagles CLO Ltd.,

By	Highland Capital Management, L.P., As Collateral Manager
By: Strand Advisors, Inc., Its General Partner

	By:	/s/ Jason Post

	Name:	Jason Post
	Title:	Operations Director

	Address:	13455 Noel Road, Suite 800
Dallas, Texas 75240
	Attention:	Jason Post
	Facsimile:	972-628-4147
	Email:	jpost@hcmlp.com

Signature Page to Conversion Agreement

Grayson CLO, Ltd.,

By	Highland Capital Management, L.P., As Collateral Manager
By: Strand Advisors, Inc., Its General Partner

	By:	/s/ Jason Post

	Name:	Jason Post
	Title:	Operations Director

	Address:	13455 Noel Road, Suite 800
Dallas, Texas 75240
	Attention:	Jason Post
	Facsimile:	972-628-4147
	Email:	jpost@hcmlp.com

Signature Page to Conversion Agreement

Greenbriar CLO, LTD.,

By	Highland Capital Management, L.P., As Collateral Manager
By: Strand Advisors, Inc., Its General Partner

	By:	/s/ Jason Post

	Name:	Jason Post
	Title:	Operations Director

	Address:	13455 Noel Road, Suite 800
Dallas, Texas 75240
	Attention:	Jason Post
	Facsimile:	972-628-4147
	Email:	jpost@hcmlp.com

Signature Page to Conversion Agreement

GRF MASTER FUND, L.P.
BY: ANCHORAGE CAPITAL GROUP, L.L.C.
ITS INVESTMENT MANAGER

By:	/s/ MICHAEL AGLIALORO
Name:	MICHAEL AGLIALORO
Title:	Executive Vice President

Address:	610 BROADWAY, 6th Flr.
NEW YORK, NY 10012
Attention:	ANNE-MARIE KIM
Facsimile:	212-432-4651
Email:	banclosers@anchoragecap.com

Signature Page to Conversion Agreement

By:	/s/ David Martino
Name:	David Martino
Title:	Controller

Address:	Halcyon
477 Madison Ave 9th FL
New York, NY 10022

Attention:	Bank Debt Group
Facsimile:	212 838 8299
Email:	bankdebt@halcyonllc.com

Halcyon Master Fund L.P.

Halcyon Structured Asset Management Long Secured/Short Unsecured CLO 2006-1 LTD.

Halcyon Structured Asset Management Long Secured/Short Unsecured 2007-1 LTD.

Halcyon Structured Asset Management Long Secured/Short Unsecured 2007-3 LTD.

Halcyon Structured Asset Management Long Secured/Short Unsecured 2007-2 LTD.

Halcyon Loan Investors CLO I, LTD.

Halcyon Loan Investors CLO II, LTD.

Signature Page to Conversion Agreement

Highland Credit Opportunities CDO, Ltd.,

By:	Highland Capital Management L.P., As Collateral Manager
By: Strand Advisors, Inc., Its General Partner

	By:	/s/ Jason Post

	Name:	Jason Post
	Title:	Operations Director

	Address:	13455 Noel Road, Suite 800
Dallas, Texas 75240
	Attention:	Jason Post
	Facsimile:	972-628-4147
	Email:	jpost@hcmlp.com

Signature Page to Conversion Agreement

Highland Credit Strategies Fund

By:	/s/ BRIAN MITTS
Name:	BRIAN MITTS
Title:	TREASURER

Address:	13455 Noel Road Suite 800
Dallas, TX 75240
Attention:	R-Settlement
Facsimile:	972 628 4171
Email:	R-Settlement@hcmlp.com

Signature Page to Conversion Agreement

HIGHLAND FLOATING RATE OPPORTUNITIES FUND

By:	/s/ BRIAN MITTS
Name:	BRIAN MITTS
Title:	TREASURER

Address:	13455 Noel Road Suite 800
Dallas, TX 75240
Attention:	R-Settlement
Facsimile:	972 628 4171
Email:	R-Settlement@hcmlp.com

Signature Page to Conversion Agreement

Highland Loan Funding V Ltd.,

By	Highland Capital Management, L.P., As Collateral Manager
By: Strand Advisors, Inc., Its General Partner

	By:	/s/ Jason Post

	Name:	Jason Post
	Title:	Operations Director

	Address:	13455 Noel Road, Suite 800
Dallas, Texas 75240
	Attention:	Jason Post
	Facsimile:	972-628-4147
	Email:	jpost@hcmlp.com

Signature Page to Conversion Agreement

Highland Offshore Partners, L.P.,

By	Highland Capital Management, L.P., As Collateral Manager
By: Strand Advisors, Inc., Its General Partner

	By:	/s/ Jason Post

	Name:	Jason Post
	Title:	Operations Director

	Address:	13455 Noel Road, Suite 800
Dallas, Texas 75240
	Attention:	Jason Post
	Facsimile:	972-628-4147
	Email:	jpost@hcmlp.com

Signature Page to Conversion Agreement

Highland Park CDO I LTD,

By	Highland Capital Management, L.P., as HP CDO I Collateral Servicer
By: Strand Advisors, Inc., as its General Partner

	By:	/s/ Jason Post

	Name:	Jason Post
	Title:	Operations Director

	Address:	13455 Noel Road, Suite 800
Dallas, Texas 75240
	Attention:	Jason Post
	Facsimile:	972-628-4147
	Email:	jpost@hcmlp.com

Signature Page to Conversion Agreement

Jasper CLO Ltd.,

By	Highland Capital Management L.P., As Collateral Manager
By: Strand Advisors, Inc., Its General Partner

	By:	/s/ Jason Post

	Name:	Jason Post
	Title:	Operations Director

	Address:	13455 Noel Road, Suite 800
Dallas, Texas 75240
	Attention:	Jason Post
	Facsimile:	972-628-4147
	Email:	jpost@hcmlp.com

Signature Page to Conversion Agreement

Liberty CLO, Ltd.,

By	Highland Capital Management L.P., As Collateral Manager
By: Strand Advisors, Inc., Its General Partner

	By:	/s/ Jason Post

	Name:	Jason Post
	Title:	Operations Director

	Address:	13455 Noel Road, Suite 800
Dallas, Texas 75240
	Attention:	Jason Post
	Facsimile:	972-628-4147
	Email:	jpost@hcmlp.com

Signature Page to Conversion Agreement

Loan Funding VII LLC,

By	Highland Capital Management, L.P., As Collateral Manager
By: Strand Advisors, Inc., Its General Partner

	By:	/s/ Jason Post

	Name:	Jason Post
	Title:	Operations Director

	Address:	13455 Noel Road, Suite 800
Dallas, Texas 75240
	Attention:	Jason Post
	Facsimile:	972-628-4147
	Email:	jpost@hcmlp.com

Signature Page to Conversion Agreement

Longhorn Credit Funding, LLC,

By	Highland Capital Management, L.P., As Collateral Manager
By: Strand Advisors, Inc., Its General Partner

	By:	/s/ Jason Post

	Name:	Jason Post
	Title:	Operations Director

	Address:	13455 Noel Road, Suite 800
Dallas, Texas 75240
	Attention:	Jason Post
	Facsimile:	972-628-4147
	Email:	jpost@hcmlp.com

Signature Page to Conversion Agreement

Midtown Acquisitions L.P.
By: Midtown Acquisitions G.P. LLC

By:	/s/ Tony Yoseloff
Name:	Tony Yoseloff
Title:	Manager

Address:	65 E. 55th St.
20th Floor
New York, NY 10022
Attention:	Avi Friedman
Facsimile:	212-371-4318
Email:	afriedman@dkpartners.com

Signature Page to Conversion Agreement

PCI FUND, L.L.C.
By:	ANCHORAGE CAPITAL GROUP, L.L.C. ITS INVESTMENT MANAGER

By:	/s/ MICHAEL AGLIALORO
Name:	MICHAEL AGLIALORO
Title:	Executive Vice President
Address:	610 BROADWAY 6th Fl.
NEW YORK, NY
10012
Attention:	ANNE-MARIE KIM
Facsimile:	(212) 432-4651
Email:	loanclosers@anchoragecap.com

Signature Page to Conversion Agreement

Post Aggressive Credit Master Fund, LP

By: BEACH POINT CAPITAL MANAGEMENT, LP AS INVESTMENT MANAGER

By:	/s/ CARL GOLDSMITH
Name:	CARL GOLDSMITH
Title:	SENIOR PORTFOLIO MANAGER

Address:	BEACH POINT CAPITAL MANAGEMENT, LP
1620 26TH STREET, SUITE 6000N
SANTA MONICA, CALIFORNIA
90404 USA
Attention:	MICHAEL HAYNES
Facsimile:	212-867-3156
Email:	MHAYNES@BEACHPOINTCAPITAL.COM

Signature Page to Conversion Agreement

Red River CLO, Ltd,

By	Highland Capital Management, L.P. As Collateral Manager
By: Strand Advisors, Inc., Its General Partner

	By:	/s/ Jason Post

	Name:	Jason Post
	Title:	Operations Director

	Address:	13455 Noel Road, Suite 800
Dallas, Texas 75240
	Attention:	Jason Post
	Facsimile:	972-628-4147
	Email:	jpost@hcmlp.com

Signature Page to Conversion Agreement

Rockwall CDO II Ltd.,

By	Highland Capital Management, L.P., As Collateral Manager
By: Strand Advisors, Inc., Its General Partner

	By:	/s/ Jason Post

	Name:	Jason Post
	Title:	Operations Director

	Address:	13455 Noel Road, Suite 800
Dallas, Texas 75240
	Attention:	Jason Post
	Facsimile:	972-628-4147
	Email:	jpost@hcmlp.com

Signature Page to Conversion Agreement

Rockwall CDO LTD,

By	Highland Capital Management, L.P., As Collateral Manager
By: Strand Advisors, Inc., Its General Partner

	By:	/s/ Jason Post

	Name:	Jason Post
	Title:	Operations Director

	Address:	13455 Noel Road, Suite 800
Dallas, Texas 75240
	Attention:	Jason Post
	Facsimile:	972-628-4147
	Email:	jpost@hcmlp.com

Signature Page to Conversion Agreement

Royal Mail Pension Plan

By:	BEACH POINT CAPITAL MANAGEMENT, LP
AS INVESTMENT MANAGER

	By:	/s/ CARL GOLDSMITH
	Name:	CARL GOLDSMITH
	Title:	SENIOR PORTFOLIO MANAGER

	Address:	BEACH POINT CAPITAL MANAGEMENT, LP
1620 26TH STREET, SUITE 6000N
SANTA MONICA, CALIFORNIA
90404 USA
	Attention:	MICHAEL HAYNES
	Facsimile:	212-867-3156
	Email:	MHAYNES@BEACHPOINTCAPITAL.COM

Signature Page to Conversion Agreement

Shinnecock CLO 2006-1, LTD.

By:	/s/ JOHN HALL
Name:	JOHN HALL
Title:	AUTHORIZED SIGNATORY

Address:	C/O CLINTON GROUP
9 W 57TH STREET
20TH FLOOR
NY, NY 10019
Attention:	PAUL WESOLY
Facsimile:	212 825-0084
Email:	LOAN.ADMIN@CLINTON.COM

Signature Page to Conversion Agreement

Southfork CLO, Ltd.,

By	Highland Capital Management, L.P., As Collateral Manager
By: Strand Advisors, Inc., Its General Partner

	By:	/s/ Jason Post

	Name:	Jason Post
	Title:	Operations Director

	Address:	13455 Noel Road, Suite 800
Dallas, Texas 75240
	Attention:	Jason Post
	Facsimile:	972-628-4147
	Email:	jpost@hcmlp.com

Signature Page to Conversion Agreement

Stratford CLO, Ltd.,

By	Highland Capital Management, L.P., As Collateral Manager
By: Strand Advisors, Inc., Its General Partner

By:	/s/ Jason Post

Name:	Jason Post
Title:	Operations Director

Address:	13455 Noel Road, Suite 800
Dallas, Texas 75240
Attention:	Jason Post
Facsimile:	972-628-4147
Email:	jpost@hcmlp.com

Signature Page to Conversion Agreement

THE ROYAL BANK OF SCOTLAND PLC
By: RBS Securities Inc., its agent

By:	/s/ Suzanne Glossoti

Name:	Suzanne Glossoti
Title:	Authorized Signatory

Address:	600 Washington Blvd.
Stamford, CT
06901
Attention:	Suzanne Glossoti
Facsimile:
Email:	Suzanne.Glossoti@rbs.com

Signature Page to Conversion Agreement

Thracia LLC
By: P. Schoenfeld Assett Management

By:	/s/ DHANANJAY PAI, CFO

Name:	DHANANJAY PAI, CFO
Title:

Address:	1350 Avenue of the Americas
21st Floor
New York, NY 10019
Attention:	Phil Brown
Facsimile:	212-649-9539
Email:	PBrow@PSAM.COM

Signature Page to Conversion Agreement

Virginia Retirement System
By: BEACH POINT CAPITAL MANAGEMENT, LP
AS INVESTMENT MANAGER

By:	/s/ CARL GOLDSMITH
Name:	CARL GOLDSMITH
Title:	SENIOR PORTFOLIO MANAGER

Address:	BEACH POINT CAPITAL MANAGEMENT, LP
1620 26TH STREET, SUITE 6000N
SANTA MONICA, CALIFORNIA
90404 USA
Attention:	MICHAEL HAYNES
Facsimile:	212-867-3156
Email:	MHAYNES@BEACHPOINTCAPITAL.COM

Signature Page to Conversion Agreement

Westchester CLO, Ltd.,

By	Highland Capital Management, L.P., As Collateral Manager
By: Strand Advisors, Inc., Its General Partner

By:	/s/ Jason Post

Name:	Jason Post
Title:	Operations Director

Address:	13455 Noel Road, Suite 800
Dallas, Texas 75240
Attention:	Jason Post
Facsimile:	972-628-4147
Email:	jpost@hcmlp.com

Signature Page to Conversion Agreement